EXHIBIT A

to the

American Funds Insurance Series

Amended and Restated Multiple Class Plan

Fund	Effective Date
Global Growth Fund	September 18, 2019
Global Small Capitalization Fund	September 18, 2019
Growth Fund[1]	September 18, 2019
International Fund[1]	September 18, 2019
New World Fund	September 18, 2019
Washington Mutual Investors Fund	May 1, 2021
Capital World Growth and Income Fund	May 1, 2021
Growth-Income Fund[1]	September 18, 2019
International Growth and Income Fund	September 18, 2019
Capital Income Builder	September 18, 2019
Asset Allocation Fund[1]	September 18, 2019
American Funds Global Balanced Fund	May 1, 2022
The Bond Fund of America	May 1, 2021
Corporate Bond Fund	September 18, 2019
Capital World Bond Fund	May 1, 2020
American High-Income Trust[1]	May 1, 2021
American Funds Mortgage Fund	May 1, 2020
Ultra-Short Bond Fund[1]	September 18, 2019
U.S. Government Securities Fund[1]	May 1, 2021

Managed Risk Growth Fund[2]	September 18, 2019
Managed Risk International Fund[2]	September 18, 2019
Managed Risk Washington Mutual Investors Fund[2]	May 1, 2021
Managed Risk Growth-Income Fund[2]	September 18, 2019
Managed Risk Asset Allocation Fund[2]	September 18, 2019

Portfolio Series – American Funds Global Growth Portfolio	September 18, 2019
Portfolio Series – American Funds Growth and Income Portfolio	September 18, 2019

Portfolio Series – American Funds Managed Risk Growth Portfolio[2]	September 18, 2019
Portfolio Series – American Funds Managed Risk Growth and Income Portfolio[2]	September 18, 2019
Portfolio Series – American Funds Managed Risk Global Allocation Portfolio[2]	September 18, 2019

Target Date Series - American Funds IS 2035 Target Date Fund[3]	September 18, 2019
Target Date Series - American Funds IS 2030 Target Date Fund[3]	September 18, 2019
Target Date Series - American Funds IS 2025 Target Date Fund[3]	September 18, 2019
Target Date Series - American Funds IS 2020 Target Date Fund[3]	September 18, 2019
Target Date Series - American Funds IS 2015 Target Date Fund[3]	September 18, 2019
Target Date Series - American Funds IS 2010 Target Date Fund[3]	September 18, 2019

1 Fund offers Class 3 shares

2 Fund offers Class P1 and P2 shares only. Does not offer Class 1, 1A, 2, 3, or 4 shares

3 Fund offers Class 1, 1A, 2, and 4 shares only. Does not offer Class 3, P1 or P2 shares